                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): July 16, 2003
                                                  -------------


                               LUCILLE FARMS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                      1-12506                     13-2963923
-------------------------     ---------------------          ------------------
(State or Other Juris-        (Commission File No.)         (IRS Employer
diction of Incorporation)                                   Identification No.)


150 River Road, Montville, New Jersey                            07045
----------------------------------------                      -----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
                                                   ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

                      99.1     Press release, dated July 16, 2003.

                      99.2     Press release, dated August 4, 2003.

ITEM 12. Results of Operations and Financial Condition.

         On July 16, 2003, the Registrant announced results for its year ended March 31, 2003 and that there will be a delay in the filing of its annual report on Form 10-K. A copy of the press release is attached as an exhibit.

         On August 4, 2003, the Registrant announced the filing of its annual report on Form 10-K for its year ended March 31, 2003. A copy of the press release is attached as an exhibit.

                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LUCILLE FARMS, INC.



                                   By:/s/ Jay Rosengarten
                                      -----------------------------------------
                                      Jay Rosengarten, Chief Executive Officer




Date:    August 4, 2003

                                  Exhibit Index


No.       Description
---       -----------

99.1      Press release, dated July 16, 2003.

99.2      Press release, dated August 4, 2003.